SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 19, 2002



                 KING BALL INTERNATIONAL TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                     Florida
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                 (State or other jurisdiction of incorporation)

                                                            59-2549529
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  (Commission File Number)                         (IRS Employer Identification)


            7th Floor, 127-1 Sung Chiang Road, Taipei, Taiwan, R.O.C.
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               (Address of principle executive offices) (Zip code)


     Registrant's telephone number, including area code: 011 886 2 2506 1688


       Omni Doors, Inc.; 2591 Dallas Parkway, Suite 102, Frisco, TX 75034
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               (Former name, former address and former fiscal year
                         if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On June 19, 2002, pursuant to a stock purchase agreement dated June 6, 2002, Powerlink International Finance, Inc., a British Virgin Islands corporation ("Powerlink"), purchased 2,830,926 shares of the registrant's common stock, no par value, from Halter Capital Corporation, representing approximately 57% of the registrant's issued and outstanding shares of common stock. Such shares are owned of record and beneficially by Powerlink, and were acquired with its available corporate funds.

Simultaneously with the purchase, the current officers and directors of registrant resigned and the following three persons were elected to replace them: Chin-Chung Hsu, President, Treasurer and Director, Wen-Hao Hsu, Secretary and Director, and Chien-Hwa Liu, Director.




EXHIBITS

Exhibit No. 10.1 Stock Purchase Agreement dated June 6, 2002.


SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  KING BALL INTERNATIONAL TECHNOLOGY CORPORATION
                  (formerly Omni Doors, Inc.)

                By /s/ Chin-Chung Hsu
                  -------------------------
                  Chin-Chung Hsu, President

Date
July 2, 2002